UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05178

Name of Fund:  BlackRock Equity Dividend Fund

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Equity

            Dividend Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2013

Date of reporting period: 07/31/2013

Item 1 – Report to Stockholders

JULY 31, 2013

ANNUAL REPORT

BlackRock Equity Dividend Fund

BlackRock Natural Resources Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JULY 31, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This much-anticipated monetary policy easing ultimately came in September when the European Central Bank (“ECB”) and the US Federal Reserve announced their plans for increasing global liquidity. Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies helped propel the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move in the opposite direction of yields.)

However, February brought a slowdown in global economic momentum and the pace of the rally moderated. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility as political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks, while a poor outlook for European economies also dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

After peaking in late May, financial markets broadly sold off due to concerns about the US Federal Reserve reducing monetary stimulus. Volatility picked up considerably as investors abruptly retreated from risk assets and a sharp and dramatic rise in US Treasury yields resulted in tumbling prices for higher-quality fixed income investments. The downswing bottomed out in late June as a more dovish tone from the US central bank served to quell the volatility in interest rates, while improving economic data and a positive outlook for corporate earnings helped the markets regain strength in July, with major US equity indices regularly hitting new record highs.

Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013. US equities were particularly strong. International equities also performed well, although political and economic uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets suffered the impact of slowing growth and concerns about a shrinking global money supply. Extreme levels of interest rate volatility in the final months of the period resulted in poor performance for fixed income markets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. The high yield sector performed relatively better as demand continued to be supported by investors’ ongoing search for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	13.73%	25.00%
US small cap equities (Russell 2000® Index)	16.66	34.76
International equities (MSCI Europe, Australasia, Far East Index)	4.11	23.48
Emerging market equities (MSCI Emerging Markets Index)	(9.87)	1.95
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.71)	(6.50)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.62)	(1.91)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(4.11)	(1.99)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.97	9.49
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2013	BlackRock Equity Dividend Fund

Investment Objective

BlackRock Equity Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2013, the Fund generated a positive double-digit return, but underperformed its performance benchmark, the Russell 1000® Value Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

•	The most significant detractor from the Fund’s relative performance was a combination of stock selection and a large underweight position in the financials sector, followed by stock selection in the consumer staples, information technology (“IT”) and consumer discretionary sectors. Overweight positions and stock selection in materials and telecommunication services also hampered returns, as did the combination of stock selection and an underweight position in health care. Stock selection in industrials also weighed on relative returns.

•	Contributing positively to performance during the period was an underweight in energy, which averaged approximately 3% of net assets during the 12-month period. An overweight position in consumer discretionary aided returns, as did stock selection in utilities.

Describe recent portfolio activity.

•	While turnover ultimately remained low given the Fund’s investment horizon and fundamental investment process, there have been some recent changes to the composition of the Fund. The primary change included adding to new and existing positions in US financials and health care due to potentially increased opportunity set in these two sectors. Fund exposure to Canadian banks and select materials and industrials holdings were reduced, as these holdings may achieve slower growth over the medium term. From a broader perspective, the Fund’s positioning remained unchanged and continued to reflect Fund management’s belief in a recovering domestic and global economy.

Describe portfolio positioning at period end.

•	As of period end, the financials, industrials, energy and consumer staples sectors remained the Fund’s largest absolute weightings, while telecommunication services, IT, utilities and materials were the smallest. Dividend growth continues to be a cornerstone of the Fund, and has helped strengthen returns as companies focus on returning capital to shareholders and creating operating efficiencies in a slow-growth economy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

JPMorgan Chase & Co.	3%
Wells Fargo & Co.	3
Chevron Corp.	3
Home Depot, Inc.	2
General Electric Co.	2
Comcast Corp., Special Class A	2
Pfizer, Inc.	2
Exxon Mobil Corp.	2
Merck & Co., Inc.	2
Verizon Communications, Inc.	2

Sector Allocation	Percent of Long-Term Investments

Financials	21%
Energy	14
Industrials	13
Consumer Staples	12
Consumer Discretionary	10
Health Care	9
Materials	7
Utilities	7
Information Technology	4
Telecommunication Services	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	ANNUAL REPORT	JULY 31, 2013

BlackRock Equity Dividend Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	Under normal circumstances, the Fund invests at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities.

[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended July 31, 2013

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	9.95%	18.63%	N/A	6.85%	N/A	10.10%	N/A
Service	9.80	18.23	N/A	6.58	N/A	9.81	N/A
Investor A	9.83	18.31	12.10%	6.56	5.41%	9.80	9.21%
Investor B	9.44	17.41	12.91	5.73	5.41	9.12	9.12
Investor C	9.42	17.47	16.47	5.77	5.77	8.98	8.98
Investor C1	9.59	17.74	16.74	5.98	5.98	9.21	9.21
Class R	9.64	17.93	N/A	6.24	N/A	9.51	N/A
S&P 500® Index	13.73	25.00	N/A	8.26	N/A	7.64	N/A
Russell 1000® Value Index	14.70	30.73	N/A	7.88	N/A	8.20	N/A

[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[6]	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,099.50	$3.96	$1,000.00	$1,021.03	$3.81	0.76%
Service	$1,000.00	$1,098.00	$5.46	$1,000.00	$1,019.59	$5.26	1.05%
Investor A	$1,000.00	$1,098.30	$5.31	$1,000.00	$1,019.74	$5.11	1.02%
Investor B	$1,000.00	$1,094.40	$8.98	$1,000.00	$1,016.22	$8.65	1.73%
Investor C	$1,000.00	$1,094.20	$8.83	$1,000.00	$1,016.36	$8.50	1.70%
Investor C1	$1,000.00	$1,095.90	$7.38	$1,000.00	$1,017.75	$7.10	1.42%
Class R	$1,000.00	$1,096.40	$6.81	$1,000.00	$1,018.30	$6.56	1.31%

[6]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

ANNUAL REPORT	JULY 31, 2013	5

Fund Summary as of July 31, 2013	BlackRock Natural Resources Trust

Investment Objective

BlackRock Natural Resources Trust’s (the “Fund”) investment objective is to seek long-term growth of capital and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2013, the Fund outperformed its benchmark, the MSCI Natural Resources Index, and underperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the MSCI Natural Resources Index.

What factors influenced performance?

•	The largest contributor to relative performance during the reporting period was stock selection in the oil, gas & consumable fuels industry, particularly oil & gas exploration & production companies. Stock selection in integrated oil & gas and refining was also particularly strong. A substantial underweight position in the metals & mining sector contributed to performance, as did stock selection in oil & gas equipment & services.

•	The most substantial detractor from performance was an underweight position in the chemicals industry, which was a strong performer for the benchmark index. Stock selection in metals & mining weighed on returns, as did underweight positions in road & rail, paper & forest products and gas utilities.

Describe recent portfolio activity.

•	During the 12-month period, there were few significant changes to overall Fund allocations. Turnover remained low given the Fund’s favorable long-term view of the energy sector. However, several positions were eliminated in oil, gas & consumable fuels and metals & mining toward the end of 2012 due to weakening fundamentals and a decreased probability of outperformance in the current economic climate in the view of Fund management.

Describe portfolio positioning at period end.

•	Within the energy sector, the Fund favored the oil & gas exploration & production segment due to the operational specialization and high barriers to entry evident among the industry’s participants. The Fund also placed an emphasis on the energy equipment & services industry, especially deep-water drillers and equipment producers within the space. Relative to the MSCI Natural Resources Index, the Fund was underweight in metals & mining, marginally overweight in chemicals and held no exposure to other industrials, utilities or marine names. Given its heavy exposures to resources and commodities, the Fund is well positioned should the ever-present threats of higher inflation or currency weaknesses materialize.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

EOG Resources, Inc.	6%
Chevron Corp.	4
Exxon Mobil Corp.	4
National Oilwell Varco, Inc.	4
Cabot Oil & Gas Corp.	4
FMC Technologies, Inc.	3
Occidental Petroleum Corp.	3
Schlumberger Ltd.	3
Range Resources Corp.	3
Anadarko Petroleum Corp.	3

Industry Allocation	Percent of Long-Term Investments

Oil & Gas Exploration & Production	25%
Energy Equipment & Services	21
Oil, Gas & Consumable Fuels	17
Integrated Oil & Gas	16
Oil & Gas Equipment & Services	6
Metals & Mining	5
Canadian Independents	4
Oil & Gas Drilling	2
Oil & Gas Producers	1
Chemicals	1
Gold	1
Refining, Marketing & Transportation	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

6	ANNUAL REPORT	JULY 31, 2013

BlackRock Natural Resources Trust

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	Under normal circumstances, the Fund invests at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset.

[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged index is an index consisting primarily of equity securities of companies engaged in the natural resources industry.

Performance Summary for the Period Ended July 31, 2013

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.58%	13.41%	N/A	(1.27)%	N/A	13.37%	N/A
Investor A	1.46	13.11	7.17%	(1.54)	(2.59)%	13.08	12.47%
Investor B	1.06	12.18	7.68	(2.30)	(2.68)	12.39	12.39
Investor C	1.06	12.22	11.22	(2.31)	(2.31)	12.20	12.20
S&P 500® Index	13.73	25.00	N/A	8.26	N/A	7.64	N/A
MSCI Natural Resources Index	(0.85)	9.88	N/A	(0.29)	N/A	11.54	N/A

[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[6]	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,015.80	$3.90	$1,000.00	$1,020.93	$3.91	0.78%
Investor A	$1,000.00	$1,014.60	$5.24	$1,000.00	$1,019.59	$5.26	1.05%
Investor B	$1,000.00	$1,010.60	$9.27	$1,000.00	$1,015.57	$9.30	1.86%
Investor C	$1,000.00	$1,010.60	$9.12	$1,000.00	$1,015.72	$9.15	1.83%

[6]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

ANNUAL REPORT	JULY 31, 2013	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Service Shares (available only in BlackRock Equity Dividend Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Prior to October 2, 2006, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Service Share fees.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•	Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•	Investor C1 Shares (available only in BlackRock Equity Dividend Fund) are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, these shares are subject to a 1.00% CDSC if redeemed within one year of purchase. Prior to September 12, 2011, Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C1 Share fees.

•	Class R Shares (available only in BlackRock Equity Dividend Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain employer-sponsored retirement plans.

Investor B and C1 Shares of the Funds are only available for purchase through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds’ investment advisor waived a portion of its investment advisory fee. Without such waiver, the Funds’ performance would have been lower.

8	ANNUAL REPORT	JULY 31, 2013

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2013 and held through July 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including foreign currency exchange contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	9

Schedule of Investments July 31, 2013	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 5.7%
Honeywell International, Inc.	4,154,500	$344,740,410
Northrop Grumman Corp.	3,526,000	324,603,560
Raytheon Co.	6,373,700	457,886,608
Rockwell Collins, Inc.	940,100	66,906,917
United Technologies Corp.	4,722,700	498,575,439

		1,692,712,934
Air Freight & Logistics — 1.0%
United Parcel Service, Inc., Class B	3,443,800	298,921,840
Auto Components — 0.5%
Johnson Controls, Inc.	3,645,400	146,581,534
Beverages — 2.4%
The Coca-Cola Co.	8,913,900	357,269,112
Diageo PLC	11,561,300	362,317,435

		719,586,547
Chemicals — 3.0%
The Dow Chemical Co.	4,629,700	162,224,688
E.I. du Pont de Nemours & Co.	7,741,200	446,589,828
Olin Corp.	3,352,300	81,796,120
Praxair, Inc.	1,724,300	207,209,131

		897,819,767
Commercial Banks — 8.3%
Fifth Third Bancorp	16,836,900	323,773,587
M&T Bank Corp.	653,400	76,356,324
SunTrust Banks, Inc.	11,382,300	395,990,217
The Toronto-Dominion Bank	3,338,600	281,364,245
US Bancorp	12,018,700	448,537,884
Wells Fargo & Co.	22,139,100	963,050,850

		2,489,073,107
Consumer Finance — 1.3%
American Express Co.	5,124,800	378,056,496
Diversified Financial Services — 4.6%
Citigroup, Inc.	7,351,300	383,296,782
JPMorgan Chase & Co.	17,797,800	991,871,394

		1,375,168,176
Diversified Telecommunication Services — 3.4%
AT&T, Inc.	10,123,300	357,048,791
BCE, Inc.	2,127,900	87,860,991
Verizon Communications, Inc.	11,301,600	559,203,168

		1,004,112,950
Electric Utilities — 3.2%
American Electric Power Co., Inc.	2,908,100	134,790,435
Duke Energy Corp.	1,820,800	129,276,800
Edison International	2,529,800	126,110,530
ITC Holdings Corp.	818,300	75,095,391
NextEra Energy, Inc.	3,608,800	312,558,168
Northeast Utilities, Inc.	2,826,000	125,502,660
PPL Corp.	2,090,700	66,421,539

		969,755,523
Electrical Equipment — 0.3%
Rockwell Automation, Inc.	1,079,600	104,559,260
Energy Equipment & Services — 0.5%
Schlumberger Ltd.	1,916,100	155,836,413
Food & Staples Retailing — 0.6%
Wal-Mart Stores, Inc.	2,259,000	176,066,460
Food Products — 3.5%
General Mills, Inc.	5,257,300	273,379,600
Kraft Foods Group, Inc.	2,739,600	155,006,568
Mondelez International, Inc., Class A	9,394,100	293,753,507
Unilever NV — NY Shares	8,217,200	328,770,172

		1,050,909,847
Health Care Providers & Services — 0.4%
Quest Diagnostics, Inc.	2,307,400	134,544,494
Hotels, Restaurants & Leisure — 1.5%
McDonald’s Corp.	4,455,000	436,946,400
Household Products — 2.1%
Kimberly-Clark Corp.	2,544,000	251,347,200
The Procter & Gamble Co.	4,632,000	371,949,600

		623,296,800
Industrial Conglomerates — 3.4%
3M Co.	2,440,400	286,576,172
General Electric Co.	29,342,400	715,074,288

		1,001,650,460
Insurance — 5.6%
ACE Ltd.	3,334,300	304,688,334
The Chubb Corp.	3,339,200	288,840,800
MetLife, Inc.	2,737,700	132,559,434
Prudential Financial, Inc.	6,712,200	530,062,434
The Travelers Cos., Inc.	4,902,900	409,637,295

		1,665,788,297
IT Services — 2.0%
Automatic Data Processing, Inc.	1,216,600	87,704,694
International Business Machines Corp.	2,604,200	507,923,168

		595,627,862
Leisure Equipment & Products — 0.6%
Mattel, Inc.	4,254,300	178,808,229
Machinery — 1.5%
Deere & Co.	5,572,700	462,924,189
Media — 2.8%
Comcast Corp., Special Class A	15,991,600	689,397,876
The Walt Disney Co.	2,385,000	154,190,250

		843,588,126
Metals & Mining — 2.2%
BHP Billiton Ltd.	13,965,900	436,639,894
Newmont Mining Corp.	4,937,500	148,125,000
Southern Copper Corp.	2,803,900	73,097,673

		657,862,567

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts
	CAD	Canadian Dollar
	USD	US Dollar

See Notes to Financial Statements.

10	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Multi-Utilities — 2.5%
Dominion Resources, Inc.	4,820,200	$285,886,062
Public Service Enterprise Group, Inc.	5,481,500	185,219,885
Sempra Energy	1,719,100	150,644,733
Wisconsin Energy Corp.	2,920,600	126,987,688

		748,738,368
Oil, Gas & Consumable Fuels — 12.9%
Chevron Corp.	7,521,900	946,931,991
ConocoPhillips	2,379,400	154,327,884
CONSOL Energy, Inc.	499,400	15,496,382
Enbridge, Inc.	9,046,500	401,371,828
Exxon Mobil Corp.	6,654,000	623,812,500
Kinder Morgan, Inc.	5,670,400	214,114,304
Marathon Oil Corp.	7,007,400	254,789,064
Marathon Petroleum Corp.	3,294,000	241,549,020
Occidental Petroleum Corp.	3,314,500	295,156,225
Phillips 66	1,538,600	94,623,900
Royal Dutch Shell PLC, Class A	2,255,800	76,970,520
Spectra Energy Corp.	3,959,600	142,506,004
Total SA—ADR	7,497,100	397,721,155

		3,859,370,777
Paper & Forest Products — 1.4%
International Paper Co.	4,809,800	232,361,438
MeadWestvaco Corp.	5,437,400	200,911,930

		433,273,368
Pharmaceuticals — 8.3%
Abbott Laboratories	2,775,900	101,681,217
AbbVie, Inc.	2,775,900	126,247,932
Bristol-Myers Squibb Co.	10,395,500	449,501,420
Johnson & Johnson	5,648,700	528,153,450
Merck & Co., Inc.	11,910,500	573,728,785
Pfizer, Inc.	23,531,800	687,834,514

		2,467,147,318
Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp.	1,433,656	101,488,508
Weyerhaeuser Co.	4,346,700	123,446,280

		224,934,788
Road & Rail — 0.9%
Union Pacific Corp.	1,671,100	265,019,749
Semiconductors & Semiconductor Equipment — 0.9%
Intel Corp.	11,803,200	275,014,560
Software — 1.3%
Microsoft Corp.	12,586,400	400,625,112
Specialty Retail — 2.4%
The Home Depot, Inc.	9,062,400	716,201,472
Textiles, Apparel & Luxury Goods — 1.5%
VF Corp.	2,239,200	441,122,400
Tobacco — 3.1%
Altria Group, Inc.	4,595,800	161,128,748
Lorillard, Inc.	5,442,000	231,448,260
Philip Morris International, Inc.	5,962,100	531,700,078

		924,277,086
Water Utilities — 0.7%
American Water Works Co., Inc.	4,698,500	200,531,980
Total Common Stocks — 97.1%		29,016,455,256

Preferred Stocks
Oil, Gas & Consumable Fuels — 0.0%
Apache Corp., 6.00% (a)	247,000	11,287,900
Total Long-Term Investments (Cost — $22,299,686,871) — 97.1%		29,027,743,156

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (b)(c)	843,123,062	843,123,062
Total Short-Term Securities (Cost — $843,123,062) — 2.8%		843,123,062
Total Investments (Cost — $23,142,809,933) — 99.9%		29,870,866,218
Other Assets Less Liabilities — 0.1%		15,205,508

Net Assets — 100.0%		$29,886,071,726

Notes to Schedule of Investments

(a)	Convertible security.

(b)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,001,163,465	(158,040,403)	843,123,062	$1,099,251	$9,448

(c)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of July 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	2,353,745	CAD	2,417,000	Bank of America N.A.	8/01/13	$518

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	11

Schedule of Investments (continued)	BlackRock Equity Dividend Fund

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$1,692,712,934	—	—	$1,692,712,934
Air Freight & Logistics	298,921,840	—	—	298,921,840
Auto Components	146,581,534	—	—	146,581,534
Beverages	357,269,112	$362,317,435	—	719,586,547
Chemicals	897,819,767	—	—	897,819,767
Commercial Banks	2,489,073,107	—	—	2,489,073,107
Consumer Finance	378,056,496	—	—	378,056,496
Diversified Financial Services	1,375,168,176	—	—	1,375,168,176
Diversified Telecommunication Services	1,004,112,950	—	—	1,004,112,950
Electric Utilities	969,755,523	—	—	969,755,523
Electrical Equipment	104,559,260	—	—	104,559,260
Energy Equipment & Services	155,836,413	—	—	155,836,413
Food & Staples Retailing	176,066,460	—	—	176,066,460
Food Products	1,050,909,847	—	—	1,050,909,847
Health Care Providers & Services	134,544,494	—	—	134,544,494
Hotels, Restaurants & Leisure	436,946,400	—	—	436,946,400
Household Products	623,296,800	—	—	623,296,800
Industrial Conglomerates	1,001,650,460	—	—	1,001,650,460
Insurance	1,665,788,297	—	—	1,665,788,297
IT Services	595,627,862	—	—	595,627,862
Leisure Equipment & Products	178,808,229	—	—	178,808,229
Machinery	462,924,189	—	—	462,924,189
Media	843,588,126	—	—	843,588,126
Metals & Mining	221,222,673	436,639,894	—	657,862,567
Multi-Utilities	748,738,368	—	—	748,738,368
Oil, Gas & Consumable Fuels	3,782,400,257	76,970,520	—	3,859,370,777
Paper & Forest Products	433,273,368	—	—	433,273,368
Pharmaceuticals	2,467,147,318	—	—	2,467,147,318
Real Estate Investment Trusts (REITs)	224,934,788	—	—	224,934,788
Road & Rail	265,019,749	—	—	265,019,749
Semiconductors & Semiconductor Equipment	275,014,560	—	—	275,014,560
Software	400,625,112	—	—	400,625,112
Specialty Retail	716,201,472	—	—	716,201,472
Textiles, Apparel & Luxury Goods	441,122,400	—	—	441,122,400

See Notes to Financial Statements.

12	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (concluded)	BlackRock Equity Dividend Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2013 (concluded):

	Level 1	Level 2	Level 3	Total
Long-Term Investments (concluded):
Common Stocks (concluded):
Tobacco	$924,277,086	—	—	$924,277,086
Water Utilities	200,531,980	—	—	200,531,980
Preferred Stocks:
Oil, Gas & Consumable Fuels	11,287,900	—	—	11,287,900
Short-Term Securities	843,123,062	—	—	843,123,062

Total	$28,994,938,369	$875,927,849	—	$29,870,866,218

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$518	—	$518

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, foreign currency at value of $4,594,983 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	13

Schedule of Investments July 31, 2013	BlackRock Natural Resources Trust (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Canadian Independents — 4.1%
Canadian Natural Resources Ltd.	236,300	$7,322,976
Crew Energy, Inc. (a)	278,300	1,430,653
Encana Corp.	94,522	1,658,345
Husky Energy, Inc.	79,600	2,293,993
Paramount Resources Ltd., Class A (a)	24,100	818,663
Talisman Energy, Inc.	599,300	6,791,795

		20,316,425
Chemicals — 1.1%
E.I. du Pont de Nemours & Co.	53,800	3,103,722
Praxair, Inc.	21,900	2,631,723

		5,735,445
Energy Equipment & Services — 20.6%
Cameron International Corp. (a)	216,500	12,838,450
Dresser-Rand Group, Inc. (a)	219,200	13,342,704
Dril-Quip, Inc. (a)	94,900	8,627,359
Ensco PLC, Class A	172,081	9,867,125
Forum Energy Technologies, Inc. (a)	38,700	1,117,656
Halliburton Co.	215,500	9,738,445
National Oilwell Varco, Inc.	271,801	19,072,276
Noble Corp.	182,000	6,952,400
Rowan Cos. PLC, Class A (a)	60,700	2,085,045
Schlumberger Ltd.	172,915	14,063,177
Seahawk Drilling, Inc. (a)	4,713	6,033
Transocean Ltd.	51,309	2,419,732
Trican Well Service Ltd.	85,000	1,251,290
Weatherford International Ltd. (a)	90,352	1,261,314

		102,643,006
Gold — 0.8%
Eldorado Gold Corp.	490,900	3,876,155
Integrated Oil & Gas — 15.5%
Chevron Corp.	171,891	21,639,358
ConocoPhillips	68,475	4,441,289
Exxon Mobil Corp.	221,990	20,811,562
Hess Corp.	93,700	6,976,902
Marathon Oil Corp.	177,500	6,453,900
Murphy Oil Corp.	164,700	11,153,484
Total SA—ADR	109,700	5,819,585

		77,296,080
Metals & Mining — 5.2%
BHP Billiton Ltd.	75,900	2,372,992
First Quantum Minerals Ltd.	294,111	4,724,790
Franco-Nevada Corp.	75,000	3,193,944
Goldcorp, Inc.	164,182	4,630,856
HudBay Minerals, Inc.	159,100	1,071,923
Newcrest Mining Ltd.	181,800	2,002,504
Newmont Mining Corp.	35,400	1,062,000
Southern Copper Corp.	168,554	4,394,203
Vale SA-ADR	174,500	2,394,140

		25,847,352
Oil & Gas Drilling — 2.0%
Helmerich & Payne, Inc.	121,100	7,653,520
Saipem SpA	110,100	2,347,027

		10,000,547
Oil & Gas Equipment & Services — 5.9%
Baker Hughes, Inc.	123,980	5,880,372
FMC Technologies, Inc. (a)	308,500	16,443,050
Hercules Offshore, Inc. (a)	217	1,497
Technip SA-ADR	250,200	6,915,528

		29,240,447
Oil & Gas Exploration & Production — 24.5%
Anadarko Petroleum Corp.	156,000	$13,809,120
Apache Corp.	138,512	11,115,588
Cabot Oil & Gas Corp.	233,100	17,673,642
Carrizo Oil & Gas, Inc. (a)	71,800	2,273,906
Cimarex Energy Co.	53,794	4,111,475
Devon Energy Corp.	221,298	12,173,603
Kosmos Energy Ltd. (a)	233,400	2,464,704
Newfield Exploration Co. (a)	76,000	1,869,600
Noble Energy, Inc.	201,800	12,610,482
Occidental Petroleum Corp.	169,300	15,076,165
Pioneer Natural Resources Co.	73,400	11,359,384
Range Resources Corp.	175,700	13,897,870
Southwestern Energy Co. (a)	92,400	3,584,196

		122,019,735
Oil & Gas Producers — 1.2%
Whiting Petroleum Corp. (a)	120,200	6,186,694
Oil, Gas & Consumable Fuels — 16.8%
Berry Petroleum Co., Class A	44,500	1,804,475
Cenovus Energy, Inc.	150,022	4,443,257
CNOOC Ltd. — ADR	14,600	2,625,664
Coastal Energy Co. (a)	322,400	4,476,121
CONSOL Energy, Inc.	71,700	2,224,851
EOG Resources, Inc.	205,290	29,867,642
EQT Corp.	111,700	9,662,050
Legacy Oil + Gas, Inc. (a)	105,353	629,800
Marathon Petroleum Corp.	86,500	6,343,045
MEG Energy Corp. (a)(b)	49,400	1,508,790
Peabody Energy Corp.	151,100	2,502,216
Phillips 66	55,437	3,409,375
Suncor Energy, Inc.	404,104	12,771,119
Uranium Energy Corp. (acquired 10/21/10, cost $1,679,682) (a)(c)	494,024	1,141,195

		83,409,600
Refining, Marketing & Transportation — 0.7%
Valero Energy Corp.	93,300	3,337,341
Utilities — 0.5%
The Williams Cos., Inc.	69,300	2,367,981
Total Common Stocks — 98.9%		492,276,808

Investment Companies — 0.3%
Sprott Physical Silver Trust (a)	187,400	1,472,964
Total Long-Term Investments (Cost — $214,750,884) — 99.2%		493,749,772

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (d)(e)	5,148,711	5,148,711
Total Short-Term Securities (Cost — $5,148,711) — 1.0%		5,148,711
Total Investments (Cost — $219,899,595) — 100.2%		498,898,483
Liabilities in Excess of Other Assets — (0.2)%		(1,028,928)

Net Assets — 100.0%		$497,869,555

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Natural Resources Trust

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Restricted security as to resale. As of report date, the Fund held 0.2% of its net assets, with a current value of $1,141,195 and an original cost of $1,679,682 in this security.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	8,283,385	(3,134,674)	5,148,711	$6,193	$37

(e)	Represents the current yield as of report date.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Canadian Independents	$20,316,425	—	—	$20,316,425
Chemicals	5,735,445	—	—	5,735,445
Energy Equipment & Services	102,636,973	$6,033	—	102,643,006
Gold	3,876,155	—	—	3,876,155
Integrated Oil & Gas	77,296,080	—	—	77,296,080
Metals & Mining	21,471,856	4,375,496	—	25,847,352
Oil & Gas Drilling	7,653,520	2,347,027	—	10,000,547
Oil & Gas Equipment & Services	29,240,447	—	—	29,240,447
Oil & Gas Exploration & Production	122,019,735	—	—	122,019,735
Oil & Gas Producers	6,186,694	—	—	6,186,694
Oil, Gas & Consumable Fuels	80,759,615	2,649,985	—	83,409,600
Refining, Marketing & Transportation	3,337,341	—	—	3,337,341
Utilities	2,367,981	—	—	2,367,981
Investment Companies	1,472,964	—	—	1,472,964
Short-Term Securities	5,148,711	—	—	5,148,711

Total	$489,519,942	$9,378,541	—	$498,898,483

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	15

Schedule of Investments (concluded)	BlackRock Natural Resources Trust

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$20	—	—	$20
Foreign currency at value	1,068	—	—	1,068

Total	$1,088	—	—	$1,088

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2013

Statements of Assets and Liabilities

July 31, 2013	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

Assets
Investments at value — unaffiliated[1]	$29,027,743,156	$493,749,772
Investments at value — affiliated[2]	843,123,062	5,148,711
Cash	—	20
Capital shares sold receivable	70,202,964	996,675
Dividends receivable	40,626,129	88,325
Foreign currency at value[3]	4,594,983	1,068
Unrealized appreciation on foreign currency exchange contracts	518	—
Prepaid expenses	334,909	35,604

Total assets	29,986,625,721	500,020,175

Liabilities
Capital shares redeemed payable	70,566,803	1,454,201
Investment advisory fees payable	13,484,682	252,699
Service and distribution fees payable	5,433,385	144,291
Officer’s and Trustees’ fees payable	54,139	5,972
Other affiliates payable	—	212
Other accrued expenses payable	11,014,986	293,245

Total liabilities	100,553,995	2,150,620

Net Assets	$29,886,071,726	$497,869,555

Net Assets Consist of
Paid-in capital	$23,113,950,443	$221,374,739
Undistributed (distributions in excess of) net investment income	24,022,452	(2,410,382)
Undistributed net realized gain (accumulated net realized loss)	20,035,287	(93,905)
Net unrealized appreciation/depreciation	6,728,063,544	278,999,103

Net Assets	$29,886,071,726	$497,869,555

[1] Investments at cost — unaffiliated	$22,299,686,871	$214,750,884
[2] Investments at cost — affiliated	$843,123,062	$5,148,711
[3] Foreign currency at cost	$4,588,242	$1,061

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	17

Statements of Assets and Liabilities (concluded)

July 31, 2013	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

Net Asset Value
Institutional:
Net assets	$14,610,283,192	$109,009,387

Shares outstanding	645,378,537	1,679,814

Net asset value	$22.64	$64.89

Par value	$0.10	$0.10

Shares authorized	Unlimited	Unlimited

Service:
Net assets	$323,071,069	—

Shares outstanding	14,318,255	—

Net asset value	$22.56	—

Par value	$0.10	—

Shares authorized	Unlimited	—

Investor A:
Net assets	$10,573,926,680	$293,272,009

Shares outstanding	468,153,332	4,634,639

Net asset value	$22.59	$63.28

Par value	$0.10	$0.10

Shares authorized	Unlimited	Unlimited

Investor B:
Net assets	$44,314,607	$5,970,286

Shares outstanding	1,947,033	104,726

Net asset value	$22.76	$57.01

Par value	$0.10	$0.10

Shares authorized	Unlimited	Unlimited

Investor C:
Net assets	$3,124,235,587	$89,617,873

Shares outstanding	141,474,411	1,596,573

Net asset value	$22.08	$56.13

Par value	$0.10	$0.10

Shares authorized	Unlimited	Unlimited

Investor C1:
Net assets	$7,670,026	—

Shares outstanding	347,663	—

Net asset value	$22.06	—

Par value	$0.10	—

Shares authorized	Unlimited	—

Class R:
Net assets	$1,202,570,565	—

Shares outstanding	53,004,396	—

Net asset value	$22.69	—

Par value	$0.10	—

Shares authorized	Unlimited	—

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2013

Statements of Operations

Year Ended July 31, 2013	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

Investment Income
Dividends — unaffiliated	$808,835,032	$8,339,363
Foreign taxes withheld	(12,668,175)	(303,554)
Dividends — affiliated	1,099,251	6,193

Total income	797,266,108	8,042,002

Expenses
Investment advisory	144,192,714	3,061,900
Service — Service	671,096	—
Service — Investor A	23,951,727	756,007
Service and distribution — Investor B	462,482	77,463
Service and distribution — Investor C	26,314,793	963,919
Service and distribution — Investor C1	59,049	—
Service and distribution — Class R	5,319,318	—
Transfer agent — Institutional	20,400,869	134,640
Transfer agent — Service	515,827	—
Transfer agent — Investor A	16,229,405	440,143
Transfer agent — Investor B	75,468	15,998
Transfer agent — Investor C	3,110,589	176,104
Transfer agent — Investor C1	6,256	—
Transfer agent — Class R	2,268,889	—
Accounting services	2,610,744	107,364
Registration	1,135,178	84,808
Custodian	1,030,946	43,651
Printing	543,653	19,740
Officer and Trustees	483,636	27,979
Professional	408,070	57,662
Miscellaneous	359,110	23,015

Total expenses	250,149,819	5,990,393
Less fees waived by Manager	(714,318)	(3,547)

Total expenses after fees waived	249,435,501	5,986,846

Net investment income	547,830,607	2,055,156

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	319,914,499	617,468
Capital gain distributions received from affiliated investment companies	9,448	37
Foreign currency transactions	642,254	(12,511)

	320,566,201	604,994

Net change in unrealized appreciation/depreciation on:
Investments	3,651,622,982	59,213,551
Foreign currency translations	(56,847)	1,292

	3,651,566,135	59,214,843

Total realized and unrealized gain	3,972,132,336	59,819,837

Net Increase in Net Assets Resulting from Operations	$4,519,962,943	$61,874,993

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	19

Statements of Changes in Net Assets

	BlackRock Equity Dividend Fund		BlackRock Natural Resources Trust
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012

Operations
Net investment income	$547,830,607	$387,811,555	$2,055,156	$901,029
Net realized gain	320,566,201	181,235,788	604,994	4,757,588
Net change in unrealized appreciation/depreciation	3,651,566,135	1,389,682,440	59,214,843	(124,729,610)

Net increase (decrease) in net assets resulting from operations	4,519,962,943	1,958,729,783	61,874,993	(119,070,993)

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(288,237,773)	(199,312,172)	(722,547)	(511,913)
Service	(5,224,144)	(3,257,542)	—	—
Investor A	(189,594,981)	(141,162,002)	(1,027,459)	(956,764)
Investor B	(543,355)	(558,333)	—	—
Investor C	(36,004,083)	(24,421,865)	—	—
Investor C1	(112,732)	(112,583)	—	—
Class R	(17,846,003)	(12,571,113)	—	—
Net realized gain:
Institutional	(3,258,174)	(3,265,417)	—	—
Service	(67,570)	(57,605)	—	—
Investor A	(2,456,884)	(2,730,897)	—	—
Investor B	(12,350)	(21,672)	—	—
Investor C	(669,634)	(698,467)	—	—
Investor C1	(1,994)	(3,009)	—	—
Class R	(266,878)	(275,856)	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(544,296,555)	(388,448,533)	(1,750,006)	(1,468,677)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	2,847,504,543	7,275,627,654	(68,606,982)	(58,873,399)

Net Assets
Total increase (decrease) in net assets	6,823,170,931	8,845,908,904	(8,481,995)	(179,413,069)
Beginning of year	23,062,900,795	14,216,991,891	506,351,550	685,764,619

End of year	$29,886,071,726	$23,062,900,795	$497,869,555	$506,351,550

Undistributed (distributions in excess of) net investment income	$24,022,452	$13,112,662	$(2,410,382)	$(2,715,698)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2013

Financial Highlights	BlackRock Equity Dividend Fund

	Institutional					Service
	Year Ended July 31,					Year Ended July 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$19.52	$18.17	$15.66	$14.22	$18.23	$19.46	$18.12	$15.63	$14.19	$18.19

Net investment income[1]	0.48	0.43	0.37	0.37	0.37	0.42	0.37	0.33	0.32	0.32
Net realized and unrealized gain (loss)	3.12	1.34	2.53	1.38	(4.02)	3.10	1.36	2.51	1.39	(3.98)

Net increase (decrease) from investment operations	3.60	1.77	2.90	1.75	(3.65)	3.52	1.73	2.84	1.71	(3.66)

Dividends and distributions from:[2]
Net investment income	(0.47)	(0.41)	(0.39)	(0.31)	(0.36)	(0.41)	(0.38)	(0.35)	(0.27)	(0.34)
Net realized gain	(0.01)	(0.01)	—	—	—	(0.01)	(0.01)	—	—	—

Total dividends and distributions	(0.48)	(0.42)	(0.39)	(0.31)	(0.36)	(0.42)	(0.39)	(0.35)	(0.27)	(0.34)

Net asset value, end of year	$22.64	$19.52	$18.17	$15.66	$14.22	$22.56	$19.46	$18.12	$15.63	$14.19

Total Investment Return[3]
Based on net asset value	18.63%	9.90%	18.62%	12.31%	(19.80)%	18.23%	9.68%	18.24%	12.07%	(19.95)%

Ratios to Average Net Assets
Total expenses	0.73%	0.71%	0.75%	0.78%	0.77%	1.01%	1.02%	1.01%	1.01%	1.01%

Total expenses after fees waived and/or reimbursed	0.72%	0.70%	0.75%	0.77%	0.76%	1.01%	1.01%	1.01%	1.00%	1.01%

Net investment income	2.28%	2.34%	2.10%	2.37%	2.78%	1.99%	2.00%	1.85%	2.10%	2.47%

Supplemental Data
Net assets, end of year (000)	$14,610,283	$11,068,796	$6,122,019	$3,058,137	$1,651,607	$323,071	$207,027	$67,367	$37,479	$31,356

Portfolio turnover	15%	3%	5%	4%	7%	15%	3%	5%	4%	7%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	21

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Investor A					Investor B
	Year Ended July 31,					Year Ended July 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$19.48	$18.13	$15.63	$14.20	$18.20	$19.62	$18.25	$15.73	$14.28	$18.27

Net investment income[1]	0.42	0.38	0.33	0.32	0.33	0.28	0.24	0.19	0.19	0.24
Net realized and unrealized gain (loss)	3.11	1.34	2.53	1.38	(4.01)	3.12	1.34	2.53	1.40	(4.03)

Net increase (decrease) from investment operations	3.53	1.72	2.86	1.70	(3.68)	3.40	1.58	2.72	1.59	(3.79)

Dividends and distributions from:[2]
Net investment income	(0.41)	(0.36)	(0.36)	(0.27)	(0.32)	(0.25)	(0.20)	(0.20)	(0.14)	(0.20)
Net realized gain	(0.01)	(0.01)	—	—	—	(0.01)	(0.01)	—	—	—

Total dividends and distributions	(0.42)	(0.37)	(0.36)	(0.27)	(0.32)	(0.26)	(0.21)	(0.20)	(0.14)	(0.20)

Net asset value, end of year	$22.59	$19.48	$18.13	$15.63	$14.20	$22.76	$19.62	$18.25	$15.73	$14.28

Total Investment Return[3]
Based on net asset value	18.31%	9.63%	18.28%	11.96%	(20.03)%	17.41%	8.74%	17.35%	11.10%	(20.62)%

Ratios to Average Net Assets
Total expenses	0.99%	0.98%	1.03%	1.05%	1.09%	1.73%	1.79%	1.81%	1.84%	1.87%

Total expenses after fees waived and/or reimbursed	0.99%	0.98%	1.02%	1.04%	1.08%	1.73%	1.79%	1.81%	1.83%	1.86%

Net investment income	2.03%	2.09%	1.85%	2.09%	2.46%	1.33%	1.33%	1.10%	1.26%	1.73%

Supplemental Data
Net assets, end of year (000)	$10,573,927	$8,582,557	$5,852,184	$4,055,036	$2,435,103	$44,315	$48,906	$55,195	$57,788	$69,474

Portfolio turnover	15%	3%	5%	4%	7%	15%	3%	5%	4%	7%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2013

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Investor C					Investor C1
	Year Ended July 31,					Year Ended July 31, 2013	Period September 12, 2011[1] to July 31, 2012
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$19.06	$17.76	$15.33	$13.94	$17.87	$19.03	$16.32

Net investment income[2]	0.27	0.24	0.19	0.20	0.23	0.32	0.22
Net realized and unrealized gain (loss)	3.04	1.31	2.47	1.36	(3.94)	3.03	2.78

Net increase (decrease) from investment operations	3.31	1.55	2.66	1.56	(3.71)	3.35	3.00

Dividends and distributions from:[3]
Net investment income	(0.28)	(0.24)	(0.23)	(0.17)	(0.22)	(0.31)	(0.28)
Net realized gain	(0.01)	(0.01)	—	—	—	(0.01)	(0.01)

Total dividends and distributions	(0.29)	(0.25)	(0.23)	(0.17)	(0.22)	(0.32)	(0.29)

Net asset value, end of period	$22.08	$19.06	$17.76	$15.33	$13.94	$22.06	$19.03

Total Investment Return[4]
Based on net asset value	17.47%	8.80%	17.40%	11.15%	(20.62)%	17.74%	18.51%	[5]

Ratios to Average Net Assets
Total expenses	1.69%	1.73%	1.76%	1.79%	1.83%	1.46%	1.63%	[6]

Total expenses after fees waived and/or reimbursed	1.68%	1.73%	1.75%	1.78%	1.83%	1.45%	1.63%	[6]

Net investment income	1.32%	1.33%	1.11%	1.35%	1.73%	1.59%	1.37%	[6]

Supplemental Data
Net assets, end of period (000)	$3,124,236	$2,245,569	$1,495,227	$942,989	$615,159	$7,670	$7,255

Portfolio turnover	15%	3%	5%	4%	7%	15%	3%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	23

Financial Highlights (concluded)	BlackRock Equity Dividend Fund

	Class R
	Year Ended July 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$19.57	$18.21	$15.71	$14.27	$18.29

Net investment income[1]	0.36	0.32	0.27	0.30	0.29
Net realized and unrealized gain (loss)	3.12	1.36	2.52	1.37	(4.02)

Net increase (decrease) from investment operations	3.48	1.68	2.79	1.67	(3.73)

Dividends and distributions from:[2]
Net investment income	(0.35)	(0.31)	(0.29)	(0.23)	(0.29)
Net realized gain	(0.01)	(0.01)	—	—	—

Total dividends and distributions	(0.36)	(0.32)	(0.29)	(0.23)	(0.29)

Net asset value, end of year	$22.69	$19.57	$18.21	$15.71	$14.27

Total Investment Return[3]
Based on net asset value	17.93%	9.33%	17.85%	11.67%	(20.25)%

Ratios to Average Net Assets
Total expenses	1.28%	1.31%	1.36%	1.39%	1.46%

Total expenses after fees waived and/or reimbursed	1.28%	1.30%	1.34%	1.36%	1.38%

Net investment income	1.72%	1.76%	1.53%	1.79%	2.14%

Supplemental Data
Net assets, end of year (000)	$1,202,571	$902,790	$625,000	$412,493	$217,370

Portfolio turnover	15%	3%	5%	4%	7%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2013

Financial Highlights	BlackRock Natural Resources Trust

	Institutional					Investor A
	Year Ended July 31,					Year Ended July 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$57.65	$69.76	$52.59	$47.18	$71.61	$56.14	$67.92	$51.34	$46.18	$70.34

Net investment income (loss)[1]	0.48	0.33	0.16	0.18	0.24	0.31	0.17	(0.01)	0.03	0.10
Net realized and unrealized gain (loss)	7.21	(12.09)	17.01	5.23	(23.88)	7.04	(11.78)	16.59	5.13	(23.47)

Net increase (decrease) from investment operations	7.69	(11.76)	17.17	5.41	(23.64)	7.35	(11.61)	16.58	5.16	(23.37)

Dividends and distributions from:[2]
Net investment income	(0.45)	(0.35)	—	—	—	(0.21)	(0.17)	—	—	—
Net realized gain	—	—	—	—	(0.79)	—	—	—	—	(0.79)

Total dividends and distributions	(0.45)	(0.35)	—	—	(0.79)	(0.21)	(0.17)	—	—	(0.79)

Net asset value, end of year	$64.89	$57.65	$69.76	$52.59	$47.18	$63.28	$56.14	$67.92	$51.34	$46.18

Total Investment Return[3]
Based on net asset value	13.41%	(16.88)%	32.65%	11.47%	(32.68)%	13.11%	(17.11)%	32.29%	11.17%	(32.89)%

Ratios to Average Net Assets
Total expenses	0.80%	0.85%	0.80%	0.83%	0.92%	1.07%	1.12%	1.07%	1.09%	1.23%

Total expenses after fees waived	0.80%	0.85%	0.79%	0.82%	0.91%	1.07%	1.12%	1.06%	1.08%	1.22%

Net investment income (loss)	0.76%	0.56%	0.25%	0.33%	0.54%	0.51%	0.30%	(0.01)%	0.06%	0.24%

Supplemental Data
Net assets, end of year (000)	$109,009	$102,940	$117,786	$65,221	$49,900	$293,272	$295,462	$406,230	$301,813	$229,126

Portfolio turnover	1%	3%	2%	3%	3%	1%	3%	2%	3%	3%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2013	25

Financial Highlights (concluded)	BlackRock Natural Resources Trust

	Investor B					Investor C
	Year Ended July 31,					Year Ended July 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$50.82	$61.77	$47.05	$42.66	$65.57	$50.02	$60.81	$46.33	$42.01	$64.63

Net investment loss[1]	(0.14)	(0.24)	(0.44)	(0.34)	(0.20)	(0.15)	(0.24)	(0.45)	(0.35)	(0.22)
Net realized and unrealized gain (loss)	6.33	(10.71)	15.16	4.73	(21.92)	6.26	(10.55)	14.93	4.67	(21.61)

Net increase (decrease) from investment operations	6.19	(10.95)	14.72	4.39	(22.12)	6.11	(10.79)	14.48	4.32	(21.83)

Distributions from net realized gain[2]	—	—	—	—	(0.79)	—	—	—	—	(0.79)

Net asset value, end of year	$57.01	$50.82	$61.77	$47.05	$42.66	$56.13	$50.02	$60.81	$46.33	$42.01

Total Investment Return[3]
Based on net asset value	12.18%	(17.73)%	31.29%	10.29%	(33.39)%	12.22%	(17.74)%	31.25%	10.28%	(33.43)%

Ratios to Average Net Assets
Total expenses	1.88%	1.89%	1.84%	1.88%	1.96%	1.86%	1.89%	1.85%	1.91%	2.01%

Total expenses after fees waived	1.88%	1.89%	1.83%	1.87%	1.96%	1.86%	1.89%	1.84%	1.90%	2.01%

Net investment loss	(0.26)%	(0.46)%	(0.78)%	(0.71)%	(0.50)%	(0.27)%	(0.47)%	(0.80)%	(0.75)%	(0.55)%

Supplemental Data
Net assets, end of year (000)	$5,970	$9,365	$18,036	$18,065	$21,719	$89,618	$98,585	$143,712	$105,251	$83,174

Portfolio turnover	1%	3%	2%	3%	3%	1%	3%	2%	3%	3%

[1]	Based on average shares outstanding.

[2]	Distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements

1. Organization:

BlackRock Equity Dividend Fund (“Equity Dividend”) and BlackRock Natural Resources Trust (“Natural Resources”) (collectively referred to as the “Funds” or individually as a “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Equity Dividend is registered as a diversified, open-end management investment company. Natural Resources is registered as a non-diversified, open-end management investment company. Each Fund is organized as a Massachusetts business trust. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor C and Investor C1 Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C, Investor C1 and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C, Investor C1 and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B and Investor C1 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganization: The Board and shareholders of Equity Dividend and the Board and shareholders of BlackRock Utilities and Telecommunications Fund, Inc. (the “Target Fund”) approved the reorganization of the Target Fund into Equity Dividend pursuant to which Equity Dividend acquired substantially all of the assets and substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of Equity Dividend.

Each shareholder of the Target Fund received shares of Equity Dividend in an amount equal to the aggregate net asset value of such shareholder’s Target Fund shares, as determined at the close of business on September 9, 2011, less the costs of the Target Fund’s reorganization. In connection with the reorganization, Equity Dividend issued newly-created Investor C1 Shares.

The reorganization was accomplished by a tax-free exchange of shares of Equity Dividend in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Target Fund’s Shares Prior to Reorganization	Conversion Ratio	Equity Dividend’s Share Class	Shares of Equity Dividend
Institutional	1,070,842	0.6978647	Institutional	747,303
Investor A	5,458,885	0.7002220	Investor A	3,822,431
Investor B	58,101	0.6913849	Investor B	40,170
Investor B1	67,882	0.7014217	Investor A	47,614
Investor C	585,806	0.6975252	Investor C	408,614
Investor C1	592,378	0.7045611	Investor C1	417,366

The Target Fund’s net assets and composition of net assets on September 9, 2011, the date of the merger, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Realized Loss	Net Unrealized Appreciation
$91,151,057	$67,224,663	$(2,331,754)	$26,258,148

For financial reporting purposes, assets received and shares issued by Equity Dividend were recorded at fair value. However, the cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of Equity Dividend’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Equity Dividend immediately after the acquisition amounted to $13,885,784,778. The Target Fund’s fair value and cost of investments prior to the reorganization were $87,340,910 and $61,056,386, respectively.

The purpose of this transaction was to combine two funds managed by BlackRock Advisors, LLC (“the Manager”) with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 12, 2011.

Assuming the acquisition had been completed on August 1, 2011, the beginning of the fiscal reporting period of Equity Dividend, the pro forma results of operations for the year ended July 31, 2012, are as follows:

•	Net investment income: $388,138,883
•	Net realized and change in unrealized gain/loss on investments: $1,566,205,617
•	Net increase in net assets resulting from operations: $1,954,344,499

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in Equity Dividend’s Statement of Operations since September 12, 2011.

ANNUAL REPORT	JULY 31, 2013	27

Notes to Financial Statements (continued)

Reorganization costs incurred by Equity Dividend in connection with the reorganization were expensed by Equity Dividend. The Manager reimbursed Equity Dividend $128,063, which was included in fees waived and/or reimbursed by Manager in the Statements of Operations.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the

28	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (continued)

Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended July 31, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for finan-

ANNUAL REPORT	JULY 31, 2013	29

Notes to Financial Statements (continued)

cial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: The Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of July 31, 2013
	Derivative Assets
	Equity Dividend
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$518

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended July 31, 2013
	Net Realized Gain From
	Equity Dividend	Natural Resources
Foreign currency exchange contracts:
Foreign currency transactions	$1,267,059	$5,863

	Net Change in Unrealized Appreciation/Depreciation on
	Equity Dividend	Natural Resources
Foreign currency exchange contracts:
Foreign currency translations	$5,736	$1,102

For the year ended July 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Equity Dividend	Natural Resources
Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	1	17	[1]
Average number of contracts – US dollars sold	1	2	[1]
Average US dollar amounts purchased	$2,193,593	$4,752,635	[1]
Average US dollar amounts sold	$1,490,316	$510,246	[1]

[1]	Actual contract amount shown due to limited activity.

30	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (continued)

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Funds and additional required collateral is delivered to/pledged by the Funds on the next business day. To the extent amounts due to each Fund from its counterparties are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterpartyrisk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Equity Dividend
Average Daily Net Assets	Investment Advisory Fee
First $8 Billion	0.60%
$8 Billion — $10 Billion	0.56%
$10 Billion — $12 Billion	0.54%
$12 Billion — $17 Billion	0.52%
$17 Billion — $25 Billion	0.51%
$25 Billion — $35 Billion	0.50%
$35 Billion — $50 Billion	0.49%
Greater than $50 Billion	0.48%

Natural Resources
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56%
$3 Billion — $5 Billion	0.54%
$5 Billion — $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts waived or reimbursed are shown as fees waived by

ANNUAL REPORT	JULY 31, 2013	31

Notes to Financial Statements (continued)

Manager in the Statements of Operations. For the year ended July 31, 2013, the amounts waived were as follows:

Equity Dividend.	$714,318
Natural Resources	$3,547

With respect to each Fund, the Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

For the year ended July 31, 2013, each Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Equity Dividend.	$278,805
Natural Resources	$5,294

The Funds entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fees
	Equity Dividend	Natural Resources
Service	0.25%	—
Investor A	0.25%	0.25%
Investor B	0.25%	0.25%
Investor C	0.25%	0.25%
Investor C1	0.25%	—
Class R	0.25%	—

	Distribution Fees
	Equity Dividend	Natural Resources
Investor B	0.75%	0.75%
Investor C	0.75%	0.75%
Investor C1	0.55%	—
Class R	0.25%	—

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2013, the Funds paid the following to affiliates in return for these services, which is included in transfer agent – class specific in the Statements of Operations:

	Equity Dividend	Natural Resources
Institutional	$1,210,303	$139
Investor A	$5,638	$1,185
Investor C	$647	$55

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended July 31, 2013, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Equity Dividend	Natural Resources
Institutional	$109,839	$3,930
Service	$3,378	—
Investor A	$177,594	$8,908
Investor B	$2,461	$493
Investor C	$60,913	$3,861
Investor C1	$148	—
Class R	$16,301	—

For the year ended July 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Investor A
Equity Dividend	$957,685
Natural Resources	$12,718

For the year ended July 31, 2013, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C	Investor C1
Equity Dividend	$212,909	$47,580	$410,854	$186
Natural Resources	$21,079	$10,092	$5,920	—

Certain officers and/or trustees of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

32	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (continued)

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended July 31, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Natural Resources	—	$2,951,416

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the year ended July 31, 2013, were as follows:

	Purchases	Sales
Equity Dividend	$6,830,481,968	$3,821,920,516
Natural Resources	$4,277,225	$63,467,504

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2013 attributable to foreign currency transactions and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

	Equity Dividend	Natural Resources
Undistributed (distributions in excess of) net investment income	$642,254	$166
Undistributed net realized gain (accumulated net realized loss)	$(642,254)	$(166)

The tax character of distributions paid during the fiscal years ended July 31, 2013 and July 31, 2012 was as follows:

		Equity Dividend	Natural Resources
Ordinary income	7/31/13	$537,563,071	$1,750,006
	7/31/12	381,395,610	1,468,677
Long-term capital gains	7/31/13	6,733,484	—
	7/31/12	7,052,923	—

Total	7/31/13	$544,296,555	$1,750,006

	7/31/12	$388,448,533	$1,468,677

As of July 31, 2013, the tax components of accumulated net earnings were as follows:

	Equity Dividend	Natural Resources
Undistributed ordinary income	$24,022,970	—
Undistributed long-term capital gains	27,824,522	—
Capital loss carryforwards	(3,727,890)	$(1,730,298)
Net unrealized gains[1]	6,724,001,681	278,582,008
Qualified late-year losses[2]	—	(356,894)

Total	$6,772,121,283	$276,494,816

[1]	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency exchange contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the treatment of certain security lending transactions.

[2]	Natural Resources has elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2014.

As of July 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	Equity Dividend[3]	Natural Resources
2016	$2,236,734	—
2018	1,491,156	$1,033,380
No expiration date[4]	—	696,918

Total	$3,727,890	$1,730,298

[3]	Subject to annual limiations.

[4]	Must be utilized prior to losses subject to expiration.

During the year ended July 31, 2013, Equity Dividend utilized $293,535,089 of its capital loss carryforward.

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Equity Dividend	Natural Resources
Tax cost	$23,146,871,277	$220,316,690

Gross unrealized appreciation	$6,893,990,633	$284,491,152
Gross unrealized depreciation	(169,995,692)	(5,909,359)

Net unrealized appreciation	$6,723,994,941	$278,581,793

8. Bank Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Funds may

ANNUAL REPORT	JULY 31, 2013	33

Notes to Financial Statements (continued)

borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended July 31, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of July 31, 2013, Equity Dividend invested a significant portion of its assets in securities in the finanicals sector. Natural Resources invested a significant portion of its assets in securities in the energy sector. Changes in economic conditions affecting the financials and energy sector would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2013		Year Ended July 31, 2012
Equity Dividend	Shares	Amount	Shares	Amount
Institutional
Shares sold	223,594,721	$4,656,027,925	341,738,716	$6,241,154,289
Shares issued to shareholders in reinvestment of dividends	12,409,943	260,022,573	9,562,584	177,430,524
Shares issued resulting from reorganization	—	—	747,303	12,486,985
Shares redeemed	(157,580,189)	(3,310,206,268)	(122,086,798)	(2,259,589,021)

Net increase	78,424,475	$1,605,844,230	229,961,805	$4,171,482,777

Service
Shares sold	5,932,969	$122,503,752	8,203,754	$146,524,296
Shares issued to shareholders in reinvestment of dividends	251,146	5,253,309	177,070	3,273,511
Shares redeemed	(2,506,761)	(52,528,478)	(1,457,176)	(26,835,207)

Net increase	3,677,354	$75,228,583	6,923,648	$122,962,600

Investor A
Shares sold and automatic conversion of shares	160,671,783	$3,341,555,644	205,534,436	$3,768,483,603
Shares issued to shareholders in reinvestment of dividends	9,022,539	188,269,594	7,495,591	138,511,807
Shares issued resulting from reorganization	—	—	3,870,045	64,513,835
Shares redeemed	(142,097,438)	(2,977,167,099)	(99,149,311)	(1,814,907,098)

Net increase	27,596,884	$552,658,139	117,750,761	$2,156,602,147

34	ANNUAL REPORT	JULY 31, 2013

Notes to Financial Statements (continued)

	Year Ended July 31, 2013		Year Ended July 31, 2012
Equity Dividend (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	217,836	$4,581,521	360,518	$6,627,598
Shares issued to shareholders in reinvestment of dividends	23,823	497,037	27,609	509,202
Shares issued resulting from reorganization	—	—	40,170	673,398
Shares redeemed	(787,263)	(16,505,547)	(960,454)	(17,670,882)

Net decrease	(545,604)	$(11,426,989)	(532,157)	$(9,860,684)

Investor C
Shares sold	43,686,954	$893,248,988	48,856,993	$880,450,238
Shares issued to shareholders in reinvestment of dividends	1,668,206	34,025,740	1,277,118	23,124,319
Shares issued resulting from reorganization	—	—	408,614	6,667,130
Shares redeemed	(21,675,476)	(441,997,688)	(16,943,670)	(303,416,327)

Net increase	23,679,684	$485,277,040	33,599,055	$606,825,360

			Period September 12, 2011[1] to July 31, 2012
			Shares	Amount
Investor C1
Shares sold	30,699	$631,400	35,895	$663,759
Shares issued to shareholders in reinvestment of dividends	4,624	94,150	5,222	93,109
Shares issued resulting from reorganization	—	—	417,366	6,809,898
Shares redeemed	(68,852)	(1,400,537)	(77,291)	(1,397,593)

Net increase (decrease)	(33,529)	$(674,987)	381,192	$6,169,173

			Year Ended July 31, 2012
			Shares	Amount
Class R
Shares sold	18,406,416	$383,497,663	20,088,111	$373,437,193
Shares issued to shareholders in reinvestment of dividends	863,620	18,108,369	690,355	12,836,263
Shares redeemed	(12,405,901)	(261,007,505)	(8,953,654)	(164,827,175)

Net increase	6,864,135	$140,598,527	11,824,812	$221,446,281

Total Net Increase	139,663,399	$2,847,504,543	399,909,116	$7,275,627,654

[1]	Commencement of operations.

	Year Ended July 31, 2013		Year Ended July 31, 2012
Natural Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	901,798	$56,496,644	871,405	$52,350,374
Shares issued to shareholders in reinvestment of dividends	10,985	661,290	7,266	438,880
Shares redeemed	(1,018,429)	(63,165,154)	(781,762)	(44,983,698)

Net increase (decrease)	(105,646)	$(6,007,220)	96,909	$7,805,556

Investor A
Shares sold and automatic conversion of shares	1,118,237	$67,915,940	1,303,275	$76,152,880
Shares issued to shareholders in reinvestment of dividends	15,911	935,741	14,702	866,289
Shares redeemed	(1,762,209)	(106,970,032)	(2,036,525)	(118,090,966)

Net decrease	(628,061)	$(38,118,351)	(718,548)	$(41,071,797)

ANNUAL REPORT	JULY 31, 2013	35

Notes to Financial Statements (concluded)

	Year Ended July 31, 2013		Year Ended July 31, 2012
Natural Resources (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold	5,038	$273,437	5,352	$287,729
Shares redeemed and automatic conversion of shares	(84,605)	(4,629,286)	(113,046)	(5,980,482)

Net decrease	(79,567)	$(4,355,849)	(107,694)	$(5,692,753)

Investor C
Shares sold	193,480	$10,432,662	246,893	$12,903,004
Shares redeemed	(567,761)	(30,558,224)	(639,433)	(32,817,409)

Net decrease	(374,281)	$(20,125,562)	(392,540)	$(19,914,405)

Total Net Decrease	(1,187,555)	$(68,606,982)	(1,121,873)	$(58,873,399)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	ANNUAL REPORT	JULY 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

BlackRock Equity Dividend Fund and

BlackRock Natural Resources Trust:

We have audited the accompanying statements of assets and liabilities of BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust (collectively, the “Funds’’), including the schedules of investments, as of July 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust as of July 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 25, 2013

Important Tax Information (Unaudited)

The entire amount of the ordinary income distributions paid by both BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust during the fiscal year ended July 31, 2013 qualifies for the dividends received deduction for corporations and consists entirely of qualified dividend income for individuals.

Additionally, BlackRock Equity Dividend Fund distributed long-term capital gains of $0.005376 per share to shareholders of record on December 11, 2012.

ANNUAL REPORT	JULY 31, 2013	37

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Trustees of BlackRock Equity Dividend Fund (the “Equity Dividend Fund”) and the Board of Trustees of BlackRock Natural Resources Trust (the “Natural Resources Trust,” along with the Equity Dividend Fund, each a “Fund,” and collectively, the “Funds”) (collectively, the “Board,” and the members of which are referred to as “Board Members”) met in person on April 9, 2013 (the “April Meeting”) and May 14-15, 2013 (the “May Meeting”) to consider the approval of each Fund’s investment advisory agreement (collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided

38	ANNUAL REPORT	JULY 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and, for the Natural Resources Trust, a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative func-

ANNUAL REPORT	JULY 31, 2013	39

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

tions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and, for the Natural Resources Trust, a customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the Equity Dividend Fund ranked in the third, third and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively; and, for all three periods, the Fund was close to the median, at the 56th, 55th and 49th percentile, respectively. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and three-year periods compared to its Lipper Performance Universe. The Board was informed that, among other things, the largest detractor from relative performance during the periods was the Fund’s low beta, which served as a significant drag on performance in last year’s up market. The Fund’s underweight to financials and stock selections in industrials, consumer discretionary and financials also detracted significantly from performance.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Equity Dividend Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that the Natural Resources Trust ranked in the third, second and first quartiles against its Customized Lipper Peer Group for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Fund. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one-year period and will monitor the Fund’s performance in the coming year.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

40	ANNUAL REPORT	JULY 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Equity Dividend Fund’s contractual management fee rate ranked in the third quartile relative to the Fund’s Expense Peers. The Board determined that the Fund’s contractual management fee rate was reasonable relative to the median contractual management fee rate paid by the Fund’s Expense Peers. The Board also noted, that the Fund’s actual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers. The Board additionally noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Finally, the Board found that the Fund’s total net expenses were the lowest in an eight-fund peer group.

The Board noted that the Natural Resources Trust’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to each Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JULY 31, 2013	41

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 84 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 1998	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International PLC (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 84 Portfolios	Actavis, Inc. (pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 84 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 84 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2002	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	28 RICs consisting of 84 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	28 RICs consisting of 84 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	28 RICs consisting of 84 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2005	Chairman of the Corporation, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	28 RICs consisting of 84 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder and attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	28 RICs consisting of 84 Portfolios	None

42	ANNUAL REPORT	JULY 31, 2013

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2003	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 84 Portfolios	None

[1]   Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[2]   Date shown is the earliest date a person has served for any of the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P . (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Funds’ board in 2007, those Trustees first became members of the Boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	President[4] and Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 282 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Commit- tees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	28 RICs consisting of 84 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 282 Portfolios	None

[3]   Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered closed-end funds and Trustees of other BlackRock registered open-end funds. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[4] For Equity Dividend.

ANNUAL REPORT	JULY 31, 2013	43

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President[2] and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Funds serve at the pleasure of the Board.
[2] For Natural Resources.
Further information about the Officers and Trustees is available in each Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians State Street Bank and Trust Company[3] Boston, MA 02110	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022

Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	The Bank of New York Mellon[4] New York, NY 10286	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809
[3]	For Equity Dividend.
[4]	For Natural Resources.

44	ANNUAL REPORT	JULY 31, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

ANNUAL REPORT	JULY 31, 2013	45

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

46	ANNUAL REPORT	JULY 31, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT	JULY 31, 2013	47

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Funds’ prospectus for a description of risks associated with global investments.

EDNR-7/13-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Equity Dividend Fund	$30,963	$30,700	$0	$6,000	$12,850	$12,350	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

2

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Equity Dividend Fund	$12,850	$18,350

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

3

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Equity Dividend Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Equity Dividend Fund

Date: October 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Equity Dividend Fund

Date: October 2, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Equity Dividend Fund

Date: October 2, 2013

5